EXHIBIT 10.15

SECOND AMENDED AND RESTATED AIRCRAFT AND ENGINE USE AGREEMENT

     This Second Amended and Restated Aircraft Use Agreement (this “Agreement”), is made as of the 1st day of November, 2004, by and between Kitty Hawk Aircargo, Inc. (“Aircargo”) and the Kitty Hawk Collateral Liquidating Trust, by Langdon Asset Management, Inc., its Trust Manager (the “Trust”).

     A. Aircargo and the Trust entered into that certain Aircraft and Engine Use Agreement dated as of September 30, 2002 (the “Original Agreement”) and entered into the Amended Aircraft and Engine Use Agreement dated as of January 1, 2004.

     B. Aircargo and the Trust have determined to amend and restate the Original Agreement, and the Amended and Restated Aircraft and Engine Use Agreement in its entirety as set forth herein.

     C. In consideration of the foregoing premises (which constitute an integral part of this Agreement) and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Utilization of Airframes.

Airframes N278US, N279US, N281KH and N284KH – (the “Heavy Weight Airframes”)

Aircargo shall use the Heavy Weight Airframes identified on Schedule A collectively, in total, a minimum of ***** block hours (“Block Hours”) per month (the “Minimum Heavy Weight Airframe Usage”). Each Heavy Weight Airframe shall be available for use by Aircargo for purposes of this Agreement until the date set forth opposite such Heavy Weight Airframe on Schedule A (for each Heavy Weight Airframe, the “Available to Date”). Notwithstanding the foregoing, if for any reason during any month fewer than four (4) Heavy Weight Airframes (the four current Heavy Weight Airframes being N278US, N279US, N281KH and N284KH, and, collectively, the “Heavy Weight Airframes”) are available for Aircargo’s use, the Minimum Airframe Usage for such month will be reduced by ***** Block Hours for each of the four (4) Heavy Weight Airframes not available for Aircargo’s use.

For purposes of determining the Minimum Heavy Weight Airframe Usage requirement in any month, the Available to Dates of airframes N278US, N279US, N281KH and N284KH set forth on Schedule A shall apply regardless of whether Aircargo elects a Heavy Weight Airframe Extension Option (as defined below) with respect to such Heavy Weight Airframe. Furthermore, for the purposes of determining the Minimum Heavy Weight Airframe Usage requirement in any month, any Heavy Weight Airframe for which a Heavy Weight Extension Option has been exercised and the corresponding maintenance event has been completed will be deemed not available for use for purposes of calculating the Minimum Heavy Weight Airframe Usage requirement referenced in the preceding paragraph and instead will be governed by the Aircargo

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Minimum Block Hour Commitment for such Heavy Weight Airframe as reflected on Schedule B.

In the event that any Heavy Weight Airframe is not available for use by Aircargo during any part of a month prior to the Available to Date applicable to such airframe, the Minimum Heavy Weight Airframe Usage requirement for such month shall be reduced by the number of Block Hours attributable to such Heavy Weight Airframe prorated for such part of the month for which such airframe is unavailable based on a thirty-day month. Any Heavy Weight Airframe with less than ***** Block Hours remaining prior to its next required C-Check or Heavy Maintenance event is deemed not available for use.

Airframes N69739, N69740, N854AA, N252US, N6827, N6833, and N6809 – (the “Other Airframes”)

Until the latest date shown on Schedule A for the Other Airframes, Aircargo shall use the Other Airframes identified on Schedule A collectively, in total, a minimum of ***** block hours (“Block Hours”) per month (the “Minimum Other Airframe Usage”). Each Other Airframe shall be available for use by Aircargo for purposes of this Agreement until the date set forth opposite such Other Airframe on Schedule A (for each Other Airframe, the “Available to Date”). Notwithstanding the foregoing, if for any reason during any month fewer than seven (7) Other Airframes are available for Aircargo’s use, the Minimum Other Airframe Usage for such month will be reduced by ***** Block Hours for each of the seven (7) Other Airframes not available for Aircargo’s use. In the event that any Other Airframe is not available for use by Aircargo during any part of a month prior to the Available to Date applicable to such airframe, the Minimum Other Airframe Usage requirement for such month shall be reduced by the number of Block Hours attributable to such Other Airframe prorated for such part of the month for which such Other Airframe is unavailable based on a thirty-day month. Any Other Airframe with less than ***** Block Hours remaining prior to its next required C-Check or Heavy Maintenance event is deemed not available for use.

“Airframes” when used without the modifier ‘Heavy Weight’ or ‘Other’ refers to either or both the Heavy Weight Airframes and the Other Airframes as applicable.

     2. Rates for Airframes. The Block Hour rate for utilization of each of the Airframes shall be as follows:

Rate per Block Hour
Until Aircraft Extension Options
Airframe	per Schedule B
N278US	$	*	****
N279US	$	*	****
N281KH	$	*	****
N284KH	$	*	****
N69739	$	*	****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Rate per Block Hour
Until Aircraft Extension Options
Airframe	per Schedule B
N69740	$	*	****
N854AA	$	*	****
N252US	$	*	****
N6809	$	*	****
N6827	$	*	****
N6833	$	*	****

     3. Modifications to Airframes. The Airframes shall be modified as provided below. Such modifications shall be completed prior to the date required by the rules and regulations of the Federal Aviation Administration:

          a. TCAS (traffic collision avoidance system) Avionics: For any Airframe requiring the installation of TCAS avionics prior to the Available to Date applicable to such Airframe, Aircargo will pay for the installation of such TCAS avionics and the costs for the wiring of such Airframe to accommodate the installation of the TCAS avionics. The Trust will reimburse up to $*****of the costs incurred by Aircargo related to the installation of the TCAS avionics for any such Airframe, including costs related to the acquisition of the TCAS avionics computer processor (the “Computer Processor”), upon the receipt by the Trust of written demand for such reimbursement from Aircargo. The Trust shall own the Computer Processor following the installation of the TCAS avionics. The TCAS avionics shall include the Computer Processor, two (2) IVSI’s, two (2) antennas, a Mode S transponder, Radar Indication and related Control Head.

          b. RVSM (reduced vertical separation): For any Heavy Weight Airframe or Other Airframe except for airframe N6833 and N6809 for which Aircargo requires the installation of an RVSM system prior to the Available to Date applicable to such airframe, the Trust will pay for the installation of the RVSM system. The cost of the parts of the RVSM system for which the Trust will be obligated will not exceed $***** per Airframe.

          c. EGPWS/TAWS (enhanced ground proximity warning): For any Airframe requiring the installation of an EGPWS/TAWS system prior to the Available to Date applicable to such airframe, the Trust will pay for the installation of the EGPWS/TAWS system upon thirty (30) days written notice of demand by Aircargo to install the EGPWS/TAWS system. The cost of the parts of the EGPWS/TAWS system for which the Trust will be obligated will not exceed $***** per Airframe.

     4. Airframe Extension Option.

          a. Aircargo may elect, in its sole discretion, to extend the Available to Date of airframes N278US, N279US, N281KH, and N284KH by delivering written notice (“Airframe Extension Option”) of such election to the Trust at any time prior to the Airframe Extension

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Option Notice Date as reflected on Schedule B for such airframe. N279US Airframe Extension Option is exercised by Aircargo concurrently with the execution of this Amendment.

          b. In the event that Aircargo elects an Airframe Extension Option with respect to any Airframe pursuant to Section 4(a) above and the Trust fulfills its obligation applicable to such Airframe Extension Option, Aircargo shall pay to the Trust an amount equal to the rate per Block Hour applicable to such Airframe multiplied by the number of actual Block Hours that such Airframe was used by Aircargo in the manner provided in Section 6 of this Agreement. Upon the expiration of the Extended Available to Date applicable to any Airframe Extension Option, Aircargo shall make an additional payment to the Trust if the total number of Block Hours that Aircargo used the relevant Airframe prior to the Extended Available to Date is less than the Aircargo Minimum Block Hours Commitment applicable to such Airframe Extension Option. Such payment shall be made within thirty (30) days after the Extended Available to Date for such Airframe Extension Option. The payment shall be in an amount equal to the Block Hour rate applicable to such Airframe multiplied by the number of Block Hours by which the Aircargo Minimum Block Hours Commitment exceeds the actual total Block Hours such Airframe was used by Aircargo prior to the Extended Available to Date.

     5. Transfer of Engines and Rates for Engines.

          a. Aircargo and the Trust agree and affirm that on September 15, 2003, each party transferred certain engines that each such party owned for certain engines owned by the other party. Aircargo and the Trust further agree and affirm that the transfer of such engines from each party to the other constituted a transfer of all ownership rights in the transferred engines to the other party, effective as of September 15, 2003, and that each party will transfer all documents of title or other documents or instruments evidencing ownership of the transferred engines to the other party no later than February 27, 2004. The engines so transferred are set forth on Schedule C to this Agreement. Aircargo and the Trust agree that this Agreement shall serve as a bill of sale for such engine transfers. To the extent that any Aircargo engine that was transferred to the Trust was subject to a lien in favor of a secured creditor prior to September 15, 2003, the Trust affirms that such lien shall remain in place until satisfied. Schedule D to this Agreement sets forth the engines owned by the Trust as of December 3, 2003 (the “Engines”), and sets forth the Block Hour rate that Aircargo will pay for the use of each of the Engines from January 1, 2004 to December 31, 2008 (the Available to Date of such Engines) regardless of whether such Engines are installed on one of the Airframes, on an Aircargo airframe or on the airframe of a third party.

          b. Prior to December 31, 2008, Aircargo will use the Engines collectively, in total and on a pooled basis, for a minimum of ***** (*****%) of the expected Block Hour life of the Engines set forth on Schedule D (“Minimum Engine Block Hours”). Aircargo shall pay to the Trust an amount equal to the rate per Block Hour applicable to each Engine multiplied by the actual number of Block Hours that such Engine was used by Aircargo in the manner provided in Section 6 below. In the event that the total actual number of Block Hours used for all Engines between January 1, 2004 and December 31, 2008 do not exceed the Minimum Engine Block

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Hours, within thirty (30) days after December 31, 2008, Aircargo shall pay to the Trust an amount equal to the Weighted Average Engine Block Hour Rate (as provided on Schedule D to this Agreement) multiplied by the number of hours by which the Minimum Engine Block Hours exceeds the total actual Engine Block Hours used by Aircargo. In the event that any Engine is removed from Schedule D to this Agreement in the manner provided in Section 9 below, the Minimum Engine Block Hours shall be reduced by the expected Block Hour life attributable to such removed Engine as provided on Schedule D.

     6. Monthly Payments.

          a. On or about the 10th day of each month after January 2004, Aircargo will provide to the Trust a schedule of the number of Block Hours that each Airframe and each Engine was used in the immediately preceding month and will pay to the Trust an amount equal to the applicable Block Hour rate for each Airframe and each Engine multiplied by the actual number of Block Hours that each such Airframe and each such Engine was used in the immediately preceding month.

          b. If for any month Aircargo fails to achieve the Minimum Heavy Weight Airframe Usage or Minimum Other Airframe Usage, then on the date that payment for actual usage for the month is required under Section 6(a) above, Aircargo shall pay to the Trust an amount equal to the then applicable weighted average Heavy Weight Airframe or Other Airframe Rate per Block Hour, respectively, multiplied by the number of Block Hours by which the Minimum Heavy Weight Airframe Usage requirement or Minimum Other Airframe Usage requirement, respectively, exceeds the total actual number of Block Hours that the Heavy Weight Airframes or Other Airframes were used in the immediately preceding month.

     7. Maintenance. Aircargo will perform line maintenance of the Airframes and Engines in accordance with Aircargo’s current maintenance program. Airframe maintenance shall be limited to “A” checks, “B” checks and Aircargo’s responsibility for repairs or incidental replacement of parts and rotables shall not exceed $***** per Airframe for any such check or other event. If such repair or incidental replacement of parts and rotables should exceed $***** and the Trust elects not to pay the excess above $***** or a mutually agreed upon amount of the excess above $*****, then that Airframe, at Aircargo’s option, can be deemed not available for Aircargo’s use. In the event that an Engine requires more than $***** in Engine maintenance in order to remain in serviceable condition and the Trust elects not to pay the excess above $***** or a mutually agreed upon amount of the excess above $*****, then Aircargo may elect to remove such engine from Schedule D in accordance with Section 9 below or perform such maintenance at its own cost by electing to buy such Engine from the Trust at a core value of $***** for 9A Engines and $***** for -15 Engines.

Aircargo shall be required to make any repairs, replacements or improvements to any Airframe that are necessary as the result of an Airworthiness Directive or Service Bulletin or similar requirement issued by any regulating body, such amount not to exceed $***** per Airframe subject to cost sharing with the Trust as reflected in Section 3 and Section 4. If such repair,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

replacements or improvements to any Airframe that are necessary as a result of an Airworthiness Directive or Service Bulletin or similar requirement issued by an regulating body exceeds $***** other than those items subject to cost sharing with the Trust as reflected in Section 3 and Section 4, and the Trust elects not to pay the excess above $***** or a mutually agreed upon amount of the excess above $*****, then the Airframe, at Aircargo’s option, can be deemed not available for Aircargo’s use.

     8. Insurance. Aircargo shall cause the Airframes and Engines to be covered by hull and liability insurance in accordance with Aircargo’s current fleet plan insurance program. Policies relating to such insurance shall show the Trust as a loss payee and an additional insured; provided, however, that, for any Airframe removed from Schedule A and for any Engines mounted on such Airframe, Aircargo’s obligation to insure the Airframe and such Engines shall terminate upon the Trust’s receipt of the Deliverables (as defined below). Following the execution of this Agreement, each Airframe identified on Schedule A shall be insured by Aircargo in an amount equal to that set forth opposite such Airframe on Schedule E to this Agreement.

     9. Removal of Engines and Airframes. In the event the Trust or Aircargo elects to remove an Engine from Schedule D to this Agreement for any reason, the Trust or Aircargo shall deliver written notice of removal of such Engine from Schedule D at least sixty (60) days prior to the removal of such Engine. An Engine removed from Schedule D shall be referred to as a “Terminated Engine.” Within sixty (60) days of the receipt of such notice, Aircargo shall deliver, other than in cases where Aircargo has elected to buy an Engine as described under Section 7, physical possession of the Terminated Engine to a place within the United States designated by the Trust, and shall deliver for such Terminated Engine: (i) a current certificate of airworthiness if such certificate of airworthiness is available and (ii) all technical records, including, but not limited to, current maintenance and operations records (all of the foregoing, for any Terminated Engine, the “Deliverables”). In the event that Aircargo proposes to deliver to the Trust free and clear title to an engine that is not owned by the Trust in lieu of a Terminated Engine, Aircargo shall convey an engine of similar type and condition (determined by a comparison of engine disc profiles and limiters) to the Trust. The Trust shall pay the cost of all shipping and other expenses required for the delivery of such Terminated Engine to the Trust; provided, however, that Aircargo shall remove the Engine from any Airframe at its own expense. In the event that any Airframes are removed from Schedule A pursuant to the terms of this Agreement, the same procedure for the removal of Terminated Engines shall apply to the removal of such Airframes.

     10. Operation of Aircraft. Aircargo may operate the Airframes and Engines in such types of service as Aircargo deems appropriate; provided, however, that Aircargo shall not “Dry Lease” any of the Airframes or Engines.

     11. Force Majeure. In the event that, through no action or inaction on the part of Aircargo, Aircargo’s fleet of 727 airframes or JT8D engines (regardless of whether such airframes or engines are owned by Aircargo or by the Trust) become unavailable for operation

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

for service, the Minimum Heavy Weight Airframe Usage, Minimum Other Airframe Usage and Minimum Engine Block Hours commitment and under any Airframe Extension Option will be modified in the following manner:

          a. If Aircargo’s fleet of 727 airframes or JT8D engines become unavailable for a period of 180 days or less (a “Temporary Period”), then the Available To Date of all Airframes and Engines will be extended by a number of days equal to the length of the Temporary Period and Aircargo will continue to be obligated to perform its obligations under the Agreement.

          b. If Aircargo’s fleet of 727 airframes or JT8D engines become unavailable for a period exceeding 180 days (a “Permanent Period”), then Aircargo’s obligations under the Minimum Heavy Weight Airframe Usage, the Minimum Other Airframe Usage, the Minimum Engine Block Hours and any elected Airframe Extension Option will be terminated and Aircargo shall be obligated only to pay any outstanding amounts due to the Trust related to actual Airframe or actual Engine usage prior to the date of the event causing the unavailability of such Airframes or Engines.

          c. Upon the occurrence of an event causing either a Temporary Period or a Permanent Period of unavailability, all payments under this Agreement shall be suspended following payment by Aircargo for the actual Block Hour usage of any Airframes or Engines during the month in which such event occurs. If such event causes a Temporary Period, then payments shall resume pursuant to the terms of this Agreement at such time as either or both of Aircargo’s fleet of 727 airframes or JT8D engines again become available for use.

KITTY HAWK AIRCARGO, INC.	KITTY HAWK COLLATERAL
LIQUIDATING TRUST

/s/ ROBERT W. ZOLLER, JR.	/s/ GLEN LANGDON
By: Robert W. Zoller, Jr.	By: Langdon Asset Management, Inc. as Trust Manager
Title: Chief Executive Officer and President	Title: Glen Langdon, President

SCHEDULE A

Airframes	Available to Date:
N278US	March 31, 2006
N279US	December 31, 2004
N281KH	March 31, 2006
N284KH	September 30, 2006
N69739	June 30, 2005
N69740	June 30, 2005
N854AA	December 31, 2006
N6827	December 31, 2006
N252US	December 31, 2006
N6833	December 31, 2005
N6809	December 31, 2005

SCHEDULE B

Airframe N278US:

Airframe Extension Option Notice Date	December 31, 2005

Trust C check commitment:	Up to — $*****

Extended Available to date:	June 30, 2009

Aircargo Minimum Block Hours Commitment:	Trust C-Check Actual Cost divided by
$***** multiplied by ***** [1]

1 — Once Aircargo Minimum Block Hour Commitment is achieved by Aircargo, the Rate per Block Hours is reduced from $***** to $*****

Airframe N281KH:

Airframe Extension Option Notice Date	December 31, 2005

Trust C check commitment:	Up to $*****

Extended Available to date:	June 30, 2009

Aircargo Minimum Block Hours Commitment:	Trust C-Check Actual Cost divided by
$***** multiplied by ***** [2]

2 — Once Aircargo Minimum Block Hour Commitment is achieved by Aircargo, the Rate per Block Hours is reduced from $***** to $*****

Airframe N284KH:

Airframe Extension Option Notice Date	June 30, 2006

Trust C check commitment:	Up to $*****

Extended Available to date:	December 31, 2009

Aircargo Minimum Block Hours Commitment:	Trust C-Check Actual Cost divided by
$***** multiplied by ***** [3]

3 — Once Aircargo Minimum Block Hour Commitment is achieved by Aircargo, the Rate per Block Hours is reduced from $***** to $*****

Airframe N279US:

Airframe Extension Option Notice Date	November 1, 2004

Trust C check commitment:	Up to $*****

Extended Available to date:	December 31, 2009

Aircargo Minimum Block Hours Commitment:	Trust C-Check Actual Cost divided by
$***** multiplied by ***** [4]

4 — Once Aircargo Minimum Block Hours Commitment is achieved by Aircargo, the Rate per Block Hour is reduced from $***** to $*****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

SCHEDULE C

No.	Trust Engine Transferred	Aircargo Engine Transferred
1	695270	655968
2	687662	674498
8	657394	696629
11	700579	707329 (9A)
17	665294	665348
18	665899	665230
20	648989	665676
23	656066	648784
24	665591	653365
27	653835	654158
35	654677	653897
36	654422	653619

SCHEDULE D

Engines Owned by the Trust as of December 31, 2003

											AMENDED
					FLIGHT HOUR	BLOCK HOUR		LIMITER			BLOCK HOUR	COST/REV
	ENGINE S/N				LIFE	LIFE	LIMITER	TYPE	REMAINING		RATE	(BH LIFE * RATE)
1	648784-7B		7B		988	1,197	T-1	CYCLE	912		*****	*****
2	649583-7B		7B		Unserviceable	unserviceable	C-7	DATE	19		*****	unserviceable
3	653365-7B		7B		2,967	3,595	C-12	DATE	47		*****	*****
4	653619-7B		7B		1,199	1,453	C-8	DATE	19		*****	*****
5	653897-7B		7B		821	994	C-5	DATE	13		*****	*****
6	654305-7B		7B		307	372	C-3	CYCLE	321		*****	*****
7	654368-7B		7B		455	551	T-4	CYCLE	449		*****	*****
8	654792-7B		7B		421	510	C-5	CYCLE	420		*****	*****
9	654914-7B		7B		789	956	C-9	CYCLE	739		*****	*****
10	657315-7B		7B		649	787	C-6	CYCLE	618		*****	*****
11	657666-7B		7B		698	845	T-4	CYCLE	660		*****	*****
12	649269-9A	*	9A	*	2,504	3,002	C-11	DATE	38		*****	*****
13	665188-9A	*	9A	*	2,372	2,844	C-7	DATE	36		*****	*****
14	665356-9A		9A		864	1,036	C-11	HOURS	930		*****	*****
15	665676-9A		9A		3,163	3,792	C-7	DATE	48	†	*****	*****
16	666031-9A	*	9A	*	3,163	3,792	C-8	DATE	48		*****	*****
17	687788-9A		9A		1,977	2,370	C-8	DATE	31		*****	*****
18	655968-15		15		5,133	5,760	C-11	DATE	46		*****	*****
19	657070-15		15		2,798	3,141	C-4	HOURS	2,910		*****	*****
20	674498-15		15		1,674	1,878	C-12	DATE	15		*****	*****
21	685501-15		15		1,785	2,004	C-7	DATE	16		*****	*****
22	687659-15		15		3,347	3,757	C-9	DATE	30		*****	*****
23	687698-15		15		5,246	5,888	C-3	CYCLE	2,545		*****	*****
24	688689-15		15		4,686	5,259	C-7	DATE	42		*****	*****
25	696499-15A		15A		5,428	6,000 +	T-1	HOURS	5,428		*****	*****
26	696629-15		15		2,120	2,379	C-11	DATE	19		*****	*****
27	700377-15		15		4,408	4,947	T-1	CYCLE	2,147		*****	*****
28	700451-15		15		1,932	2,169	T-1	HOURS	2,044		*****	*****
29	700522-15		15		1,243	1,395	C-3	HOURS	1,243		*****	*****
30	702952-15		15		1,562	1,753	C-8	DATE	14		*****	*****
					64,702	74,425						*****
	Postal Engines, NO FLY
	654158-7B	**	7B	**			C-9	DATE			*****
	654979-7B	**	7B	**			C-10	DATE			*****
	665452-9A	**	9A	**			T-2	HOURS	1,881		*****

Actual 2003 Flight hour (*****) & Block hour (*****) data =
BH/FH Conversion factor (average)		*****	*****.
MINIMUM ENGINE BLOCK HOURS		*****	Pool rate:	*****
WEIGHTED AVERAGE ENGINE BLOCK HOUR RATE:	$	*****	(TOTAL COST/TOTAL BH’s)

                  ENGINE TYPE AVERAGES

	AVG BLK HR	AVG FLT HR	AVG CYC	BLK HR / FLT HR	FLT HR/CYC
	MONTH	MONTH	MONTH	RATIO	RATIO
JT8D-7B	*****	*****	*****	*****	*****
JT8D-9A	*****	*****	*****	*****	*****
JT8D-15	*****	*****	*****	*****	*****

NOTES

**     - Postal Engines per Settlement Agreement

 *      - Postal Engines per Settlement Agreement approved to fly.

 †         Engine time limited to 48 months (1.1.03 -12.31.07)

+         Engine hours limited to 48 month estimate

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

SCHEDULE E

Airframe Number	Stip Value (TBD):
N278US	$*****
N279US	$*****
N281KH	$*****
N284KH	$*****
N69739	$*****
N69740	$*****
N854AA	$*****
N6827	$*****
N252US	$*****
N6833	$*****
N6809	$*****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.